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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM N-CSR
CERTIFIED SHAREHOLDER REPORT OF
REGISTERED MANAGEMENT INVESTMENT COMPANIES
Investment Company Act file number: 811-22004
ING Asia Pacific High Dividend Equity Income Fund
(Exact name of registrant as specified in charter)

7337 E. Doubletree Ranch Rd., Scottsdale, AZ	85258
(Address of principal executive offices)	(Zip code)
Huey P. Falgout, Jr., 7337 Doubletree Ranch Rd. Scottsdale, AZ 85258
(Name and address of agent for service)
Registrant’s telephone number, including area code: 1-800-992-0180

Date of fiscal year end:	February 28

Date of reporting period:	August 31, 2007

Funds

Semi-Annual Report

August 31, 2007

ING Asia Pacific High Dividend Equity Income Fund

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This report is submitted for general information to shareholders of the ING Funds. It is not authorized for distribution to prospective shareholders unless accompanied or preceded by a prospectus which includes details regarding the funds’ investment objectives, risks, charges, expenses and other information. This information should be read carefully.

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You will be notified by e-mail when these communications become available on the internet. Documents that are not available on the internet will continue to be sent by mail.

PROXY VOTING INFORMATION

A description of the policies and procedures that the Fund uses to determine how to vote proxies related to portfolio securities is available (1) without charge, upon request, by calling Shareholder Services toll-free at (800) 992-0180; (2) on the Fund’s website at www.ingfunds.com and (3) on the SEC’s website at www.sec.gov. Information regarding how the Fund voted proxies related to portfolio securities during the most recent 12-month period ended June 30 is available without charge on the Fund’s website at www.ingfunds.com and on the SEC’s website at www.sec.gov.

QUARTERLY PORTFOLIO HOLDINGS

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s website at www.sec.gov. The Fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC, and information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330; and is available upon request from the Fund by calling Shareholder Services toll-free at (800) 992-0180.

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PRESIDENT’S LETTER

Dear Shareholder,

ING Asia Pacific High Dividend Equity Income Fund (the “Fund”) is a non-diversified, closed-end fund with the investment objective of total return through a combination of current income, capital gains and capital appreciation.

The Fund seeks to achieve its investment objective by investing primarily in a portfolio of high dividend yielding equity securities of Asia Pacific companies. The Fund also seeks to enhance returns over a market cycle by selling call options on selected Asia Pacific Indices and/or equity securities of Asia Pacific companies.

I am pleased to report that for the fiscal period ended August 31, 2007, the Fund provided you with an attractive quarterly distribution and rising net asset value (NAV) generated by its global-equity strategy coupled with its index call writing strategy.

Based on net asset value (“NAV”), the Fund returned 10.26% for the period1. This NAV return reflects an increase in its NAV from $23.83 on March 27, 2007 to $25.79 on

August 31, 2007, plus the reinvestment of $0.45 per share in distributions.

Based on its share price as of August 31, 2007, the Fund provided a total return of (7.60)% for the period since inception on March 27, 2007 through the fiscal half-year ended August 31, 20072. This share price return reflects a decrease in its share price from $25.00 on March 27, 2007 to $22.68 on August 31, 2007, plus the reinvestment of $0.45 per share in distributions.

During the fiscal period, the Fund made one quarterly distribution of $0.45 per share. For more information on the Fund’s performance, please read the Market Perspective and Portfolio Managers’ Report.

At ING Funds our mission is to set the standard in helping our clients manage their financial future. We seek to assist you and your financial advisor by offering a range of global investment solutions. We invite you to visit our website at www.ingfunds.com. Here you will find information on our products and services, including current market data and fund statistics on our open- and closed-end funds. You will see that we offer a broad variety of equity, fixed income and multi-asset funds that aim to fulfill a variety of investor needs. We thank you for trusting ING Funds with your investment assets, and we look forward to serving you in the months and years ahead.

Sincerely,

Shaun P. Mathews
President
ING Funds
October 12, 2007

The views expressed in the President’s Letter reflect those of the President as of the date of the letter. Any such views are subject to change at any time based upon market or other conditions and ING Funds disclaims any responsibility to update such views. These views may not be relied on as investment advice and because investment decisions for an ING Fund are based on numerous factors, may not be relied on as an indication of investment intent on behalf of any ING Fund. Reference to specific company securities should not be construed as recommendations or investment advice. International investing does pose special risks including currency fluctuation, economic and political risks not found in investments that are solely domestic.

The views expressed in the President’s Letter reflect those of the President as of the date of the letter. Any such views are subject to change at any time based upon market or other conditions and ING Funds disclaims any responsibility to update such views. These views may not be relied on as investment advice and because investment decisions for an ING Fund are based on numerous factors, may not be relied on as an indication of investment intent on behalf of any ING Fund. Reference to specific company securities should not be construed as recommendations or investment advice.

(1)    Total investment return at net asset value has been calculated assuming a purchase at net asset value at the beginning of each period and a sale at net asset value at the end of each period and assumes reinvestment of dividends and capital gain distributions, if any, in accordance with the provisions of the dividend reinvestment plan.

(2)    Total investment return at market value measures the change in the market value of your investment assuming reinvestment of dividends and capital gain distributions, if any, in accordance with the provisions of the Fund’s dividend reinvestment plan.

MARKET PERSPECTIVE:      SIX MONTHS ENDED AUGUST 31, 2007

This was a tumultuous first half of the fiscal year. Global equities, represented by the Morgan Stanley Capital International World IndexSM(1) (“MSCI World IndexSM) measured in local currencies, including net reinvested dividends (“MSCI” for regions discussed below) at first slipped, then put on 10% in four months, lost it all in another month, before recovering to end up 4.2% for the six months ended August 31, 2007. In currencies, the belief that European interest rates would rise relative to U.S. rates, sent the euro to multiple new high levels against the dollar and the pound to its best level against the dollar in 26 years. The yen, after being dragged down by the “carry trade”, in which speculators borrow in yen at low interest and buy higher yielding securities in other currencies, rebounded as those trades were later unwound. For the half-year, the dollar fell 3.3%, 2.5% and 3.5% against the euro, pound and yen, respectively.

As our previous fiscal year drew to a close, hopes of an end to the slumping housing market were dashed as sub-prime mortgage defaults surged. Gloom on the housing front continued into the summer. Foreclosures in May 2007 were 90% higher than one year earlier. Housing sales were generally still receding and inventories rising to record levels. Existing home prices were reported as falling for the first time since 1991. Homebuilder confidence eroded to a 16-year low. The sub-prime dragon reared its head again in June 2007 when the investment bank, Bear Stearns, had to step in to rescue two of its hedge funds in distress over holdings in mortgage bonds. As June ended, first quarter gross domestic product (“GDP”) growth was finalized at just 0.69% annualized, the lowest since 2003.

Yet into July 2007, most observers believed the chance that sub-prime mortgage problems could trip the economy into recession was small. Federal Reserve Board Chairman Bernanke said as much himself in early June. Other measures of activity such as employment, purchasing managers’ indices and personal spending held up well.

But from mid-July a series of shocks sent investors scurrying for cover. Mr. Bernanke himself had to acknowledge on July 18, 2007, the day that another set of woeful housing statistics was released, that the sub-prime mortgage situation had “significantly deteriorated.” Within weeks, financial institutions were reporting that the sub-prime default crisis had spread to other classes of mortgage loans and the securities derived from them. Worse, it appeared that the vast asset-backed commercial paper market was in the process of seizing up globally because lenders had lost confidence in the value of the collateral. Confirmation came on August 9, 2007, from an unlikely source, when French bank BNP Paribas announced similar problems with its own U.S. mortgage-backed structured investment vehicles. Banks were by now reluctant to lend to each other and over night inter-bank interest rates soared. This caused central banks to pour billions into the inter-bank system. But by the end of August 2007, the commercial paper market was still paralyzed and shrinking and investors had lost much of their appetite for risk.

U.S. fixed income markets saw a pronounced steepening of the yield curve during the six-month period ended August 31, 2007, with the yield on the ten-year Treasury Note falling 1 basis point (0.01%) to 4.54%, having risen in June 2007 to a five-year high of 5.25%, while the yield on the three-month Bill fell exactly 100 basis points (1.00%), 81 basis points (0.81%) of it in the last three weeks as investors fled to safety.

U.S. equities, represented by the Standard & Poor’s 500® Composite Stock Price Index(2) (“S&P 500® Index”) including dividends, returned 5.7% for the half-year, finally breaching its March 2000 record in May 2007. From there the index proceeded fitfully to its best level on July 19, 2007, up 10.4% since the end of February 2007. The market was cheered by year-over-year percentage profits growth of 8.6%, less than the double-digits enjoyed for 14 consecutive quarters, but much better than had been feared, and by takeover activity, much of it from private equity firms able to draw from an apparently bottomless well of liquidity. But the events described above exposed this as an illusion on August 16, 2007, and the general risk aversion that gripped investors took the index below its February 28, 2007 level. Only soothing words from Mr. Bernanke, interpreted as a September rate cut signal, allowed a partial recovery.

Internationally, the MSCI Japan® Index(3) fell 7.1% for the six-month period as the economic data deteriorated. GDP growth started off strongly but by August 2007 it was reported as barely positive. Unemployment remained at a nine-year low. But consumer prices and wages started falling again and continued to do so through the summer. Investors’ flight to safety led to the unwinding of carry trades,

MARKET PERSPECTIVE:      SIX MONTHS ENDED AUGUST 31, 2007

strengthening the yen and threatening all-important exports. The MSCI Europe ex UK®(4) Index returned 6.2% for the six months ended August 31, 2007. From mid-March, markets rallied on high consumer and business confidence, record low unemployment, benign inflation and continuing merger and acquisition activity. But nervousness in mid-July after another interest rate increase turned the downturn into a rout as the sub-prime debacle unfolded. On August 16, 2007 some European stock indices had their biggest one-day fall in four and a half years, before a final recovery in the last two weeks. A similar situation existed in the UK where a housing boom and robust service sector had raised GDP growth to 3.0%. Stocks surged into the summer, even shrugging off a July 2007 rate increase to the highest in six years. The slide into the trough on August 16, 2007 was even more violent than in continental Europe and even after a late rebound MSCI UK® Index(5) only returned 4.4% for the half-year.

(1) The MSCI World IndexSMis an unmanaged index that measures the performance of over 1,400 securities listed on exchanges in the U.S., Europe, Canada, Australia, New Zealand and the Far East.

(2) The S&P 500® Index is an unmanaged index that measures the performance of securities of approximately 500 of the largest companies in the United States.

(3) The MSCI Japan® Index is a free float-adjusted market capitalization index that is designed to measure developed market equity performance in Japan.

(4) The MSCI Europe ex UK® Index is a free float rising adjusted market capitalization index that is designed to measure developed market equity performance in Europe, excluding the UK.

(5) The MSCI UK® Index is a free float-adjusted market capitalization index that is designed to measure developed market equity performance in the UK.

All indices are unmanaged and investors cannot invest directly in an index.

Past performance does not guarantee future results. The performance quoted represents past performance. Investment return and principal value of an investment will fluctuate, and shares, when redeemed, may be worth more or less than their original cost. The Fund’s performance is subject to change since the period’s end and may be lower or higher than the performance data shown. Please call (800) 992-0180 or log on to www.ingfunds.com to obtain performance data current to the most recent month end.

Market Perspective reflects the views of ING’s Chief Investment Risk Officer only through the end of the period, and is subject to change based on market and other conditions.

ING ASIA PACIFIC HIGH DIVIDEND
EQUITY INCOME FUND
PORTFOLIO MANAGERS’ REPORT

ING Asia Pacific High Dividend Equity Income Fund (the “Fund”) is a non-diversified, closed-end fund with the investment objective of total return through a combination of current income, capital gains and capital appreciation. The Fund seeks to offer exposure to the equity return opportunities in the Asia Pacific region by investing primarily in high dividend yielding equity securities of Asia Pacific companies(1).

The Fund seeks to achieve its investment objective by investing primarily in a portfolio of high dividend yielding equity securities of Asia Pacific Companies, which are selected by the Fund’s sub-adviser(2) according to a combination of quantitative and fundamental criteria. The Fund also seeks to enhance returns over a market cycle by selling call options on selected Asia Pacific Indices and/or equity securities of Asia Pacific companies.

The Fund is managed by Nicholas Toovey, Teik Cheah, Bratin Sanyal, Barbara Chan, Bas Peeters, Frank van Etten and Willem van Dommelen, Portfolio Managers, ING Investment Management Co. — the Sub-Adviser.

Portfolio Construction: The Fund uses an initial screening process to select potential stocks for the portfolio from the broader universe:

1)	An attractive dividend yield (currently above 2.5%)

2)	Sufficient market capitalization

Country Allocation

as of August 31, 2007
(as a percent of net assets)
Portfolio holdings are subject to change daily.

3)	Sufficient liquidity of equity securities

4)	The sub-adviser then uses an internally developed quantitative model to identify the most attractive candidates, which will undergo further review by the team’s fundamental analysts before inclusion in the portfolio

5)	Under normal market conditions, the Fund invests in 75 to 110 dividend producing equity securities of Asia Pacific companies

6)	The Fund employs a strategy of writing call options on selected Asia Pacific indices and/or equity securities of Asia Pacific companies, with the underlying value of such calls representing 0% to 50% of the value of its holdings in equity securities

Performance: Based on net asset value (“NAV”), the Fund returned 10.26% for the period. This NAV return reflects a increase in its NAV from $23.83 on March 27, 2007 to $25.79 on August 31, 2007, plus the reinvestment of $0.45 per share in distributions.

Based on its share price as of August 31, 2007, the Fund provided a total return of (7.60)% for the period since inception on March 27, 2007 through the fiscal half-year ended August 31, 2007.

Top Ten Holdings

as of August 31, 2007
(as a percent of net assets)

U-Ming Marine Transport Corp.	1.9%

Pacific Basin Shipping Ltd.	1.6%

Angang Steel Co., Ltd.	1.6%

Pusan Bank	1.5%

Compal Electronics	1.5%

Tung Ho Steel Enterprise Corp.	1.4%

BHP Billiton Ltd.	1.4%

China Steel Corp.	1.4%

British American Tobacco Malaysia Bhd	1.4%

Starhub Ltd.	1.4%

Portfolio holdings are subject to change daily.

(1)	Asia Pacific companies are companies that are listed and traded principally on Asia Pacific exchanges, including Australia, China, Hong Kong, India, Indonesia, Japan, Malaysia, New Zealand, Philippines, Singapore, South Korea, Taiwan and Thailand.

(2)	ING Investments, LLC is the Fund’s investment adviser. ING Investment Management Asia/ Pacific (Hong Kong) Limited and ING Investment Management Advisors B.V. are the Fund’s sub-advisers. ING Investment Management Asia/ Pacific (Hong Kong) Limited is the sub-adviser responsible for implementing the overall investment strategy. ING Investment Management Advisors B.V. is the sub-adviser responsible for structuring and implementing the Fund’s sale of call options.

ING ASIA PACIFIC HIGH DIVIDEND
EQUITY INCOME FUND
PORTFOLIO MANAGERS’ REPORT

This share price return reflects a decrease in its share price from $25.00 on March 27, 2007 to $22.68 on August 31, 2007, plus the reinvestment of $0.45 per share in distributions.

The MSCI AC Asia Pacific ex-Japan index (a market weighted equity index without any style tilt and without call option writing) gained 17.50% from March 31 to August 31.

During the fiscal period, the Fund made one quarterly distribution of $0.45 per share. As of August 31, 2007 the Fund had 12,255,800 shares outstanding.

Market Review: After strong returns in the first half of the fiscal period, the MSCI AC Asia Pacific ex-Japan index fell sharply in early August. Worsening news on the U.S. sub-prime housing market raised fears of damage spreading to other parts of the economy, and to the rest of the world. Heavy selling of leveraged positions contributed to falls in Asian markets. Small- and mid-cap stocks sold-off sharply, and high-dividend-yield stocks and high-earnings-yield stocks also suffered. Large cap stocks suffered the least.

The MSCI AC Asia Pacific ex-Japan index regained most of its losses by the end of the month. China stocks listed in Hong Kong performed the best, after the Chinese government announced that individuals in mainland China would be allowed to open bank accounts to transfer Renminbi cash into Hong Kong dollars for the purpose of purchasing shares listed in Hong Kong.

Portfolio Activity: Fund performance lagged the index because the Fund invests in high dividend paying stocks, which underperformed the broad regional markets over the reporting period. Also, to generate income and reduce volatility, the Fund sells at or near the money call options; when the markets rise sharply — as they did for most of the period — the sacrifice in upside gain is usually greater than the option premiums collected. At period-end the option coverage ratio was about 18–20% of the Fund’s value.

Outlook: Our outlook remains positive. We believe the Fund’s return/risk profile is attractive because it combines exposure to the capital appreciation potential of the Asia Pacific region, while at the same time providing downside risk management through its defensive characteristics. The call overlay potentially provides upside for the underlying equity portfolio, while at the same time providing income premiums that are generated from higher volatilities in the Asia Pacific region.

Going forward, we expect volatility risk premiums to remain positive. Market volatility levels in the Asia Pacific region are above their historical lows and in general higher than the levels seen in the U.S. and European markets. In the underlying equity portfolio, we believe that a high dividend yield strategy will continue to add value. We continue to seek opportunities to invest in stocks that offer attractive dividends, fundamentals and prospects.

STATEMENT OF ASSETS AND LIABILITIES AS OF AUGUST 31, 2007 (UNAUDITED)

ASSETS:
Investments in securities at value*	$300,815,977
Cash	8,800,380
Foreign currencies at value**	6,376,138

Receivables:
Dividends and interest	1,227,501
Prepaid expenses	317

Total assets	317,220,313

LIABILITIES:
Payable to affiliates	253,689
Payable for trustee fees	17,676
Other accrued expenses and liabilities	231,583
Options written***	614,064

Total liabilities	1,117,012

NET ASSETS (equivalent to $25.79 per share on 12,255,800 shares outstanding)	$316,103,301

NET ASSETS WERE COMPRISED OF:
Paid-in capital — shares of beneficial interest at $0.01 par value (unlimited shares authorized)	$291,999,135
Undistributed net investment income	81,536
Accumulated net realized gain on investments, foreign currency related transactions, and written options	12,721,660
Net unrealized appreciation on investments, foreign currency related transactions, and written options	11,300,970

NET ASSETS	$316,103,301

* Cost of investments in securities	$290,417,416
** Cost of foreign currencies	$6,392,187
*** Premiums received for options written	$1,534,927

See Accompanying Notes to Financial Statements

STATEMENTS OF ASSETS AND LIABILITIES AS OF AUGUST 31, 2007 (UNAUDITED) (CONTINUED)

STATEMENT OF OPERATIONS (UNAUDITED)

March 27, 2007(1)
to
August 31, 2007

INVESTMENT INCOME:
Dividends, net of foreign taxes withheld*	$7,412,626
Interest	33,222

Total investment income	7,445,848

EXPENSES:
Investment management fees	1,481,672
Transfer agent fees	25,766
Administrative service fees	128,839
Shareholder reporting expense	77,562
Professional fees	26,744
Custody and accounting expense	30,069
Trustee fees	20,796
Organizational costs	70,000
Miscellaneous expense	20,987

Total expenses	1,882,435
Net waived and reimbursed fees	(70,000)

Net expenses	1,812,435

Net investment income	5,633,413

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS, FOREIGN CURRENCY RELATED TRANSACTIONS, AND WRITTEN OPTIONS:

Net realized gain (loss) on:
Investments	18,024,325
Foreign currency related transactions	38,170
Written options	(5,340,835)

Net realized gain on investments, foreign currency related transactions, and written options	12,721,660

Net change in unrealized appreciation or depreciation on:
Investments	10,398,561
Foreign currency related transactions	(18,454)
Written options	920,863

Net change in unrealized appreciation or depreciation on investments, foreign currency related transactions, and written options	11,300,970

Net realized and unrealized gain on investments, foreign currency related transactions, and written options	24,022,630

Increase in net assets resulting from operations	$29,656,043

* Foreign taxes withheld	$737,098

(1)	Commencement of operations

See Accompanying Notes to Financial Statements

STATEMENT OF CHANGES IN NET ASSETS (UNAUDITED)

March 27, 2007(1)
to
August 31, 2007

FROM OPERATIONS:
Net investment income	$5,633,413
Net realized gain on investments, foreign currency related transactions, and written options	12,721,660
Net change in unrealized appreciation or depreciation on investments, foreign currency related transactions, and written options	11,300,970

Net increase in net assets resulting from operations	29,656,043

FROM DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income	(5,551,877)

Total distributions	(5,551,877)

FROM CAPITAL SHARE TRANSACTIONS:
Net proceeds from sale of shares(2)	291,899,135

Net increase in net assets resulting from capital share transactions	291,899,135

Net increase in net assets	316,003,301

NET ASSETS:
Beginning of period	100,000

End of period	$316,103,301

Undistributed net investment income at end of period	$81,536

(1)	Commencement of operations

(2)	Proceeds from sales of shares net of sales load paid of $13,783,275 and offering costs of $612,590.

See Accompanying Notes to Financial Statements

ING ASIA PACIFIC HIGH DIVIDEND EQUITY INCOME FUND (UNAUDITED)
FINANCIAL HIGHLIGHTS

Selected data for a share of beneficial interest outstanding throughout the period.

March 27,
2007(1) to
August 31,
2007

Per Share Operating Performance:
Net asset value, beginning of period	$23.83 (2)

Income from investment operations:
Net investment income	$0.46
Net realized and unrealized gain on investments	$1.95
Total from investment operations	$2.41

Less distributions from:
Net investment income	$0.45
Total distributions	$0.45
Net asset value, end of period	$25.79
Market value, end of period	$22.68

Total investment return at net asset value(3)%	10.26

Total investment return at market value(4)%	(7.60)

Ratios and Supplemental Data:
Net assets, end of period (000’s)	$316,103

Ratios to average net assets:
Gross expense prior to expense reimbursement(5)%	1.46
Net expenses after expense reimbursement(5)%	1.41
Net investment income(5)%	4.37
Portfolio turnover rate %	47

(1) Commencement of operations.

(2) Net asset value at beginning of period reflects the deduction of the sales load of $1.125 per share and offering costs of $0.05 per share paid by the shareholder from the $25.00 offering price.

(3) Total investment return at net asset value has been calculated assuming a purchase at net asset value at the beginning of each period and a sale at net asset value at the end of each period and assumes reinvestment of dividends and capital gain distributions, if any, in accordance with the provisions of the dividend reinvestment plan. Total investment return at net asset value is not annualized for periods less than one year.

(4) Total investment return at market value measures the change in the market value of your investment assuming reinvestment of dividends and capital gain distributions, if any, in accordance with the provisions of the Fund’s dividend reinvestment plan. Total investment return at market value is not annualized for periods less than one year.

(5) Annualized for periods less than one year.

See Accompanying Notes to Financial Statements

NOTES TO FINANCIAL STATEMENTS AS OF AUGUST 31, 2007 (UNAUDITED)

NOTE 1 — ORGANIZATION

ING Asia Pacific High Dividend Equity Income Fund (the “Fund”) is a non-diversified, closed-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). The Fund is organized as a Delaware statutory trust. The investment objective for the Fund is total return through a combination of current income, capital gains and capital appreciation. The Fund seeks to achieve its investment objective by investing at least 80% of its managed assets in dividend producing equity securities of Asia Pacific Companies and/or derivatives linked to equity securities of Asia Pacific Companies. The Fund seeks to invest primarily in high dividend yield equity securities. Asia Pacific Companies are companies that are listed and traded principally on Asia Pacific exchanges, including Australia, China, Hong Kong, India, Indonesia, Japan, Malaysia, New Zealand, Pakistan, Philippines, Singapore, South Korea, Taiwan, and Thailand. The Fund will also seek to enhance returns over a market cycle by selling call options on selected Asia Pacific regional or country indices or futures and/or equity securities of Asia Pacific Companies.

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES

The following significant accounting policies are consistently followed by the Fund in the preparation of its financial statements, and such policies are in conformity with U.S. generally accepted accounting principles for investment companies.

A.	Security Valuation. Investments in equity securities traded on a national securities exchange are valued at the last reported sale price. Securities reported by NASDAQ are valued at the NASDAQ official closing prices. Securities traded on an exchange or NASDAQ for which there has been no sale and equity securities traded in the over-the-counter-market are valued at the mean between the last reported bid and ask prices. All investments quoted in foreign currencies will be valued daily in U.S. dollars on the basis of the foreign currency exchange rates prevailing at that time. Debt securities are valued at prices obtained from independent services or from one or more dealers making markets in the securities and may be adjusted based on the Fund’s valuation procedures. U.S. government obligations are valued by using market quotations or independent pricing services which use prices provided by market-makers or estimates of market values obtained from yield data relating to instruments or securities with similar characteristics.

Securities and assets for which market quotations are not readily available (which may include certain restricted securities that are subject to limitations as to their sale) are valued at their fair values as determined in good faith by or under the supervision of the Fund’s Board of Trustees (“Board”), in accordance with methods that are specifically authorized by the Board. Securities traded on exchanges, including foreign exchanges, which close earlier than the time that the Fund calculates its net asset value (“NAV”) may also be valued at their fair values as determined in good faith by or under the supervision of the Fund’s Board, in accordance with methods that are specifically authorized by the Board. The value of a foreign security traded on an exchange outside the United States is generally based on its price on the principal foreign exchange where it trades as of the time the Fund determines its NAV or if the foreign exchange closes prior to the time the Fund determines its NAV, the most recent closing price of the foreign security on its principal exchange. Trading in certain non-U.S. securities may not take place on all days on which the NYSE Euronext (“NYSE”) is open. Further, trading takes place in various foreign markets on days on which the NYSE is not open. Consequently, the calculation of the Fund’s NAV may not take place contemporaneously with the determination of the prices of securities held by the Fund in foreign securities markets. Further, the value of the Fund’s assets may be significantly affected by foreign trading on days when a shareholder cannot purchase or redeem shares of the Fund. In calculating the Fund’s NAV, foreign securities denominated in foreign currency are converted to U.S. dollar equivalents. If an event occurs after the time at which the market for foreign securities held by the Fund closes but before the time that the Fund’s NAV is calculated, such event may cause the closing price on the foreign exchange to not represent a readily available reliable market value quotation for such securities at the time the Fund determines its NAV. In such a case, the Fund will use the fair value of such securities as determined under the

NOTES TO FINANCIAL STATEMENTS AS OF AUGUST 31, 2007 (UNAUDITED) (CONTINUED)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

Fund’s valuation procedures. Events after the close of trading on a foreign market that could require the Fund to fair value some or all of its foreign securities include, among others, securities trading in the U.S. and other markets, corporate announcements, natural and other disasters, and political and other events. Among other elements of analysis in the determination of a security’s fair value, the Board has authorized the use of one or more independent research services to assist with such determinations. An independent research service may use statistical analyses and quantitative models to help determine fair value as of the time the Fund calculates its NAV. There can be no assurance that such models accurately reflect the behavior of the applicable markets or the effect of the behavior of such markets on the fair value of securities, or that such markets will continue to behave in a fashion that is consistent with such models. Unlike the closing price of a security on an exchange, fair value determinations employ elements of judgment. Consequently, the fair value assigned to a security may not represent the actual value that the Fund could obtain if it were to sell the security at the time of the close of the NYSE. Pursuant to procedures adopted by the Board, the Fund is not obligated to use the fair valuations suggested by any research service, and valuation recommendations provided by such research services may be overridden if other events have occurred or if other fair valuations are determined in good faith to be more accurate. Unless an event is such that it causes the Fund to determine that the closing prices for one or more securities do not represent readily available reliable market value quotations at the time the Fund determines its NAV, events that occur between the time of the close of the foreign market on which they are traded and the close of regular trading on the NYSE will not be reflected in the Fund’s NAV. Investments in securities maturing in 60 days or less are valued at amortized cost, which, when combined with accrued interest, approximates market value.

Options that are traded over-the-counter will be valued using one of three methods: (1) dealer quotes; (2) industry models with objective inputs; or (3) by using a benchmark arrived at by comparing prior-day dealer quotes with the corresponding change in the underlying security or index. Exchange traded options will be valued using the last reported sale. If no last sale is reported, exchange traded options will be valued using an industry accepted model such as “Black Scholes.” Options on currencies purchased by the Fund are valued using industry models with objective inputs at their last bid price in the case of listed options or at the average of the last bid prices obtained from dealers in the case of over-the-counter options.

B.	Security Transactions and Revenue Recognition. Security transactions are recorded on the trade date. Realized gains or losses on sales of investments are calculated on the identified cost basis. Interest income is recorded on the accrual basis. Premium amortization and discount accretion are determined using the effective yield method. Dividend income is recorded on the ex-dividend date, or in the case of some foreign dividends, when the information becomes available to the Fund.

C.	Foreign Currency Translation. The books and records of the Fund are maintained in U.S. dollars. Any foreign currency amounts are translated into U.S. dollars on the following basis:

(1)	Market value of investment securities, other assets and liabilities — at the exchange rates prevailing at the end of the day.

(2)	Purchases and sales of investment securities, income and expenses — at the rates of exchange prevailing on the respective dates of such transactions.

Although the net assets and the market values are presented at the foreign exchange rates at the end of the day, the Fund does not isolate the portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gains or losses from investments. For securities, which are subject to foreign withholding tax upon disposition, liabilities are recorded on the Statement of Assets and Liabilities for the estimated tax withholding based on the securities current market value. Upon disposition, realized gains or losses on such

NOTES TO FINANCIAL STATEMENTS AS OF AUGUST 31, 2007 (UNAUDITED) (CONTINUED)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

securities are recorded net of foreign withholding tax. Reported net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments in securities at period end, resulting from changes in the exchange rate. Foreign security and currency transactions may involve certain considerations and risks not typically associated with investing in U.S. companies and U.S. government securities. These risks include, but are not limited to, revaluation of currencies and future adverse political and economic developments which could cause securities and their markets to be less liquid and prices more volatile than those of comparable U.S. companies and U.S. government securities.

D.	Forward Foreign Currency Contracts. The Fund may enter into forward foreign currency contracts primarily to hedge against foreign currency exchange rate risks on their non-U.S. dollar denominated investment securities. When entering into a currency forward contract, the Fund agrees to receive or deliver a fixed quantity of foreign currency for an agreed-upon price on an agreed future date. These contracts are valued daily and the Fund’s net equity therein, representing unrealized gain or loss on the contracts as measured by the difference between the forward foreign exchange rates at the dates of entry into the contracts and the forward rates at the reporting date, is included in the statement of assets and liabilities. Realized and unrealized gains and losses on forward foreign currency contracts are included on the Statement of Operations. These instruments involve market and/or credit risk in excess of the amount recognized in the statement of assets and liabilities. Risks arise from the possible inability of counterparties to meet the terms of their contracts and from movement in currency and securities values and interest rates.

E.	Distributions to Shareholders. Dividends from net investment income and net realized gains, if any, are declared and paid quarterly by the Fund. Distributions are determined annually in accordance with federal tax principles, which may differ from U.S. generally accepted accounting principles for investment companies. The Fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code. Distributions are recorded on the ex-dividend date.

The Fund intends to make regular quarterly distributions based on the past and projected performance of the Fund. The tax treatment and characterization of the Fund’s distributions may vary significantly from time to time depending on whether the Fund has gains or losses on the call options written on its portfolio versus gains or losses on the equity securities in the portfolio. The Fund’s distributions will normally reflect past and projected net investment income, and may include income from dividends and interest, capital gains and/or a return of capital. The final composition of the tax characteristics of the distributions cannot by determined with certainty until after the end of the year, and will be reported to shareholders at that time. The amount of quarterly distributions will vary, depending on a number of factors. As portfolio and market conditions change, the rate of dividends on the common shares will change. There can be no assurance that the Fund will be able to declare a dividend in each period.

F.	Federal Income Taxes. It is the policy of the Fund to comply with subchapter M of the Internal Revenue Code and related excise tax provisions applicable to regulated investment companies and to distribute substantially all of its net investment income and any net realized capital gains to its shareholders. Therefore, no federal income tax provision is required. No capital gain distributions shall be made until any capital loss carryforwards have been fully utilized or expired.

G.	Use of Estimates. The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and

NOTES TO FINANCIAL STATEMENTS AS OF AUGUST 31, 2007 (UNAUDITED) (CONTINUED)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

H.	Securities Lending. Under an agreement with The Bank of New York Mellon Corporation (“BNY”) the Fund has the option to temporarily loan up to 30% of its managed assets to brokers, dealers or other financial institutions in exchange for a negotiated lender’s fee. The borrower is required to fully collateralize the loans with cash or U.S. government securities. Generally, in the event of counterparty default, the Fund has the right to use collateral to offset losses incurred. There would be potential loss to the Fund in the event the Fund is delayed or prevented from exercising its right to dispose of the collateral. The Fund bears the risk of loss with respect to the investment of collateral. Engaging in securities lending could have a leveraging effect, which may intensify the credit, market and other risks associated with investing in the Fund.

I.	Offering Costs and Organization Expenses. Costs incurred with the offering of common shares were recorded as a reduction of capital paid in excess of par applicable to common shares. Organization expenses are expensed as incurred. ING Investments, LLC (“ING Investments” or the “Investment Adviser”) has agreed to pay from its own assets all organizational expenses of the Fund.

J.	Options Contracts. The Fund may purchase put and call options and may write (sell) put options and covered call options. The premium received by the Fund upon the writing of a put or call option is included in the Statement of Assets and Liabilities as an asset and equivalent liability which is subsequently marked-to-market until it is exercised or closed, or it expires. The Fund will realize a gain or loss upon the expiration or closing of the option contract. When an option is exercised, the proceeds on sales of the underlying security for a written call option or purchased put option or the purchase cost of the security for a written put option or a purchased call option is adjusted by the amount of premium received or paid. The risk in writing a call option is that the Fund gives up the opportunity for profit if the market price of the security increases and the option is exercised. The risk in writing a put option is that the Fund may incur a loss if the market price of the security decreases and the option is exercised. The risk in buying an option is that the Fund pays a premium whether or not the option is exercised. Risks may also arise from an illiquid secondary market or from the inability of counterparties to meet the terms of the contract.

K.	Indemnifications. In the normal course of business, the Fund may enter into contracts that provide certain indemnifications. The Fund’s maximum exposure under these arrangements is dependent on future claims that may be made against the Fund and, therefore, cannot be estimated; however, based on experience, the risk of loss from such claims is considered remote.

NOTE 3 — INVESTMENT MANAGEMENT AND ADMINISTRATIVE FEES

ING Investments, an Arizona limited liability company, is the Investment Adviser of the Fund. The Fund pays the Investment Adviser for its services under the investment management agreement (“Management Agreement”), a fee, payable monthly, based on an annual rate of 1.15% of the Fund’s average daily managed assets. For the purposes of the Management Agreement, managed assets are defined as the Fund’s average daily gross asset value, minus the sum of the Fund’s accrued and unpaid dividends on any outstanding preferred shares and accrued liabilities (other than liabilities for the principal amount of any borrowings incurred, commercial paper or notes issued by the Fund and the liquidation preference of any outstanding preferred shares). As of August 31, 2007, there were no preferred shares outstanding.

The Investment Adviser entered into sub-advisory agreements (each a “Sub-Advisory Agreement” and collectively the “Sub-Advisory Agreements”) with ING IM Asia/Pacific and ING Investment Management B.V. (“IIMA”). Subject to policies as the Board or the Investment Adviser might determine, ING IM Asia/Pacific and IIMA manage the Fund’s assets in accordance with the Fund’s investment objectives, policies and limitations.

NOTES TO FINANCIAL STATEMENTS AS OF AUGUST 31, 2007 (UNAUDITED) (CONTINUED)

NOTE 3 — INVESTMENT MANAGEMENT AND ADMINISTRATIVE FEES (continued)

ING Funds Services, LLC (the “Administrator”) serves as Administrator to the Fund. The Fund pays the Administrator for its services a fee based on an annual rate of 0.10% of the Fund’s average daily managed assets. The Investment Adviser, ING IM Asia/Pacific, IIMA, and the Administrator are indirect, wholly-owned subsidiaries of ING Groep N.V. (“ING Groep”). ING Groep is one of the largest financial services organizations in the world, and offers an array of banking, insurance and asset management services to both individuals and institutional investors.

NOTE 4 — OTHER TRANSACTIONS WITH AFFILIATED AND RELATED PARTIES

As of August 31, 2007, the Fund had the following amounts recorded in payable to affiliates on the accompanying Statement of Assets and Liabilities:

Accrued
Investment	Accrued
Management	Administrative
Fees	Fees	Total

$227,794	$25,895	$253,689

The Fund has adopted a Retirement Policy (“Policy”) covering all Independent Trustees of the Fund who will have served as an Independent Trustee for at least five years at the time of retirement. Benefits under this Policy are based on an annual rate as defined in the Policy agreement and are recorded as trustee fees in the financial statements.

NOTE 5 — PURCHASES AND SALES OF INVESTMENT SECURITIES

The cost of purchases and proceeds from sales of investments for the six months ended August 31, 2007, excluding short-term securities, were $413,143,724 and $140,750,633, respectively.

NOTE 6 — TRANSACTIONS IN WRITTEN OPTIONS

Written option activity for the Fund for the period ended August 31, 2007 was as follows:

	Number of
	Contracts	Premium

Balance at inception	—	$—
Options written	237,950,800	6,243,452
Options expired	(49,600)	(240,438)
Options terminated in closing purchase transactions	(200,993,500)	(4,468,087)

Balance at 8/31/2007	36,907,700	$1,534,927

NOTE 7 — CONCENTRATION OF INVESTMENT RISKS

Foreign Securities and Emerging Markets. The Fund makes significant investments in foreign securities and securities issued by companies located in countries with emerging markets. Investments in foreign securities may entail risks not present in domestic investments. Since investments in securities are denominated in foreign currencies, changes in the relationship of these foreign currencies to the U.S. dollar can significantly affect the value of the investments and earnings of the Fund. Foreign investments may also subject the Fund to foreign government exchange restrictions, expropriation, taxation or other political, social or economic developments, as well as from movements in currency, security value and interest rate, all of which could affect the market and/or credit risk of the investments. The risks of investing in foreign securities can be intensified in the case of investments in issuers located in countries with emerging markets.

Leverage. Although the Fund has no current intention to do so, the Fund is authorized to utilize leverage through the issuance of preferred shares and/or borrowings, including the issuance of debt securities. In the event that the Fund determines in the future to utilize investment leverage, there can be no assurance that such a leveraging strategy will be successful during any period in which it is employed.

Asia Pacific Regional and Country Risks. Investments in the Asia Pacific region are subject to special risks. The Asia Pacific region includes countries in all stages of economic development. Some Asia Pacific economies may be characterized by over-extension of credit, currency devaluations and restrictions, underdeveloped financial services sectors, heavy reliance on international trade, and economic recessions. In addition, the economies of many Asia Pacific countries are dependent on the economies of the United States, Europe and other Asian countries, and a deceleration in any of these economies could negatively impact the economies of Asia Pacific countries. Currency fluctuations, devaluations and trading restrictions in any one country can have a significant effect on the entire Asia Pacific region. Increased political and social instability in any Asia Pacific country could cause further economic and market uncertainty in the region, or result in significant downturns and volatility in the economies of Asia Pacific countries. The development of Asia Pacific economies, and particularly those of China, Japan and South Korea, may also be affected by

NOTES TO FINANCIAL STATEMENTS AS OF AUGUST 31, 2007 (UNAUDITED) (CONTINUED)

NOTE 7 — CONCENTRATION OF INVESTMENT RISKS (continued)

political, military, economic and other factors related to North Korea.

Non-Diversified. The Fund is classified as a “non-diversified” investment company under the 1940 Act, which means that the Fund may invest a greater proportion of its assets in the securities of a smaller number of issuers. If the Fund invests a relatively high percentage of its assets in obligations of a limited number of issuers, the Fund will be more at risk to any single corporate, economic, political or regulatory event that impacts one or more of those issuers. Conversely, even though classified as non-diversified, the Fund may actually maintain a portfolio that is highly diversified with a large number of issuers. In such an event, the Fund would benefit less from appreciation in a single corporate issuer than if it had greater exposure to that issuer.

NOTE 8 — CAPITAL SHARES

Transactions in capital shares and dollars were as follows:

March 27,
2007(1) to
August 31,
2007

Number of Shares
Shares sold	12,251,800

Net increase in shares outstanding	12,251,800

$
Shares sold(2)	$291,899,135

Net increase	$291,899,135

(1)	Commencement of operations.

(2)	Proceeds from sales of shares net of sales load paid of $13,783,275 and offering costs of $612,590.

NOTE 9 — SECURITIES LENDING

Under an agreement with BNY, the Fund can lend its securities to approved brokers, dealers and other financial institutions. Loans are collateralized by cash and U.S. government securities. The collateral must be in an amount equal to at least 105% of the market value of non-U.S. securities loaned and 102% of the market value of U.S. securities loaned. The cash collateral received is invested in approved investments as defined in the Securities Lending Agreement with BNY (the “Agreement”). The securities purchased with cash collateral received are reflected in the Portfolio of Investments. Generally, in the event of counterparty default, the Fund has the right to use the collateral to offset losses incurred. The Agreement contains certain guarantees by BNY in the event of counterparty default and/or a borrower’s failure to return a loaned security; however there would be a potential loss to the Fund in the event the Fund is delayed or prevented from exercising their right to dispose of the collateral. The Fund bears the risk of loss with respect to the investment of collateral. Engaging in securities lending could have a leveraging effect, which may intensify the credit, market and other risks associated with investing in the Fund. As of August 31, 2007, the Fund did not have any securities on loan.

NOTE 10 — FEDERAL INCOME TAXES

The amount of distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations, which may differ from U.S. generally accepted accounting principles for investment companies. These book/tax differences may be either temporary or permanent. Permanent differences are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences are not reclassified. Key differences include the treatment of short-term capital gains, foreign currency transactions, and wash sale deferrals. Distributions in excess of net investment income and/or net realized capital gains for tax purposes are reported as distributions of paid-in capital.

Dividends paid by the Fund from net investment income and distributions of net realized short-term capital gains are, for federal income tax purposes, taxable as ordinary income to shareholders.

The tax composition of dividends and distributions in the current period will not be determined until after the Fund’s tax year-end of December 31, 2007.

NOTE 11 — OTHER ACCOUNTING PRONOUNCEMENTS

In June 2006, the Financial Accounting Standards Board (“FASB”) issued FASB Interpretation No. 48 (“FIN 48”), “Accounting for Uncertainty in Income Taxes.” This standard defines the threshold for recognizing the benefits of tax-return positions in the financial statements as “more-likely-than-not” to be sustained upon challenge by the taxing authority and requires measurement of a tax position meeting the more-likely-than-not criterion, based on the largest benefit that is more than 50 percent likely to be realized. FIN 48 was effective for fiscal years beginning after December 15, 2006, with early application permitted if no interim financial statements have been issued. However,

NOTES TO FINANCIAL STATEMENTS AS OF AUGUST 31, 2007 (UNAUDITED) (CONTINUED)

NOTE 11 — OTHER ACCOUNTING PRONOUNCEMENTS (continued)

acknowledging the unique issues that FIN 48 presents for investment companies that calculate NAVs, the U.S. Securities and Exchange Commission (the “SEC”) has indicated that they would not object if a fund implements FIN 48 in its NAV calculation as late as its last NAV calculation in the first required financial statement reporting period for its fiscal year beginning after December 15, 2006. For the February year-end closed-end funds, the August 31, 2007 NAV and this semi-annual report are required to reflect the effects of FIN 48. At adoption, companies must adjust their financial statements to reflect only those tax positions that are more likely-than-not to be sustained as of the adoption date. Management of the Fund has analyzed the tax positions of the Fund. Upon adoption of FIN 48, we identified no uncertain tax positions that have not met the more likely-than-not standard.

On September 15, 2006, the FASB issued Statement of Financial Accounting Standards No. 157 (“SFAS No. 157”), “Fair Value Measurements.” The new accounting statement defines fair value, establishes a framework for measuring fair value in generally accepted accounting principles (“GAAP”), and expands disclosures about fair value measurements. SFAS No. 157 defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (an exit price). SFAS No. 157 also stipulates that, as a market-based measurement, fair value measurement should be determined based on the assumptions that market participants would use in pricing the asset or liability, and establishes a fair value hierarchy that distinguishes between (a) market participant assumptions developed based on market data obtained from sources independent of the reporting entity (observable inputs) and (b) the reporting entity’s own assumptions about market participant assumptions developed based on the best information available in the circumstances (unobservable inputs). SFAS No. 157 is effective for financial statements issued for fiscal years beginning after November 15, 2007. As of August 31, 2007, management of the Fund is currently assessing the impact, if any, that will result from adopting SFAS No. 157.

NOTE 12 — INFORMATION REGARDING TRADING OF ING’S U.S. MUTUAL FUNDS

As discussed in earlier supplements, ING Investments, LLC (“Investments”), the adviser to the ING Funds, has reported to the Boards of Directors/ Trustees (the “Boards”) of the ING Funds that, like many U.S. financial services companies, Investments and certain of its U.S. affiliates have received informal and formal requests for information since September 2003 from various governmental and self-regulatory agencies in connection with investigations related to mutual funds and variable insurance products. Investments has advised the Boards that it and its affiliates have cooperated fully with each request.

In addition to responding to regulatory and governmental requests, Investments reported that management of U.S. affiliates of ING Groep N.V., including Investments (collectively, “ING”), on their own initiative, have conducted, through independent special counsel and a national accounting firm, an extensive internal review of trading in ING insurance, retirement, and mutual fund products. The goal of this review was to identify any instances of inappropriate trading in those products by third parties or by ING investment professionals and other ING personnel. ING’s internal review related to mutual fund trading is now substantially completed. ING has reported that, of the millions of customer relationships that ING maintains, the internal review identified several isolated arrangements allowing third parties to engage in frequent trading of mutual funds within ING’s variable insurance and mutual fund products, and identified other circumstances where frequent trading occurred, despite measures taken by ING intended to combat market timing. ING further reported that each of these arrangements has been terminated and fully disclosed to regulators. The results of the internal review were also reported to the independent members of the Boards.

Investments has advised the Boards that most of the identified arrangements were initiated prior to ING’s acquisition of the businesses in question in the U.S. Investments further reported that the companies in question did not receive special benefits in return for any of these arrangements, which have all been terminated.

Based on the internal review, Investments has advised the Boards that the identified arrangements do not represent a systemic problem in any of the companies that were involved.

NOTES TO FINANCIAL STATEMENTS AS OF AUGUST 31, 2007 (UNAUDITED) (CONTINUED)

NOTE 12 — INFORMATION REGARDING TRADING OF ING’S U.S. MUTUAL FUNDS (continued)

Despite the extensive internal review conducted through independent special counsel and a national accounting firm, there can be no assurance that the instances of inappropriate trading reported to the Boards are the only instances of such trading respecting the ING Funds.

Investments reported to the Boards that ING is committed to conducting its business with the highest standards of ethical conduct with zero tolerance for noncompliance. Accordingly, Investments advised the Boards that ING management was disappointed that its voluntary internal review identified these situations. Viewed in the context of the breadth and magnitude of its U.S. business as a whole, ING management does not believe that ING’s acquired companies had systemic ethical or compliance issues in these areas. Nonetheless, Investments reported that given ING’s refusal to tolerate any lapses, it has taken the steps noted below, and will continue to seek opportunities to further strengthen the internal controls of its affiliates.

•	ING has agreed with the ING Funds to indemnify and hold harmless the ING Funds from all damages resulting from wrongful conduct by ING or its employees or from ING’s internal investigation, any investigations conducted by any governmental or self-regulatory agencies, litigation or other formal proceedings, including any proceedings by the SEC. Investments reported to the Boards that ING management believes that the total amount of any indemnification obligations will not be material to ING or its U.S. business.

•	ING updated its Code of Conduct for employees reinforcing its employees’ obligation to conduct personal trading activity consistent with the law, disclosed limits, and other requirements.

Other Regulatory Matters

The New York Attorney General (the “NYAG”) and other federal and state regulators are also conducting broad inquiries and investigations involving the insurance industry. These initiatives currently focus on, among other things, compensation and other sales incentives; potential conflicts of interest; potential anti-competitive activity; reinsurance; marketing practices (including suitability); specific product types (including group annuities and indexed annuities); fund selection for investment products and brokerage sales; and disclosure. It is likely that the scope of these industry investigations will further broaden before they conclude. ING has received formal and informal requests in connection with such investigations, and is cooperating fully with each request. In connection with one such investigation, affiliates of Investments were named in a petition for relief and cease and desist order filed by the New Hampshire Bureau of Securities Regulation (the “NH Bureau”) concerning their administration of the New Hampshire state employees deferred compensation plan.

Other federal and state regulators could initiate similar actions in this or other areas of ING’s businesses. These regulatory initiatives may result in new legislation and regulation that could significantly affect the financial services industry, including businesses in which ING is engaged. In light of these and other developments, ING continuously reviews whether modifications to its business practices are appropriate. At this time, in light of the current regulatory factors, ING U.S. is actively engaged in reviewing whether any modifications in our practices are appropriate for the future.

There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased fund redemptions, reduced sale of fund shares, or other adverse consequences to ING Funds.

NOTE 13 — SUBSEQUENT EVENTS

Dividends: Subsequent to August 31, 2007, the Fund declared a quarterly dividend of:

Per Share	Declaration	Payable	Record
Amount	Date	Date	Date

$0.498	9/21/2007	10/15/2007	10/3/2007

The Fund estimates that distributions for the tax year commencing on January 1, 2007, and including the distributions listed above, will be comprised of approximately 54% net investment income. The remaining portion of the Fund’s quarterly distributions is estimated to come from the Fund’s covered-call option strategy, which for tax purposes, may be treated as a combination of long-term and short-term capital gains, and/or a return of capital. The tax character of the Fund’s covered-call option strategy is largely determined by movements in the underlying equity portfolio. Based on the current realized appreciation in the Fund’s underlying equity portfolio, the Fund estimates that the remaining approximately 46% of the distributions would be considered short-term capital gain.

PORTFOLIO OF INVESTMENTS
ING ASIA PACIFIC HIGH DIVIDEND EQUITY INCOME FUND
AS OF AUGUST 31, 2007 (UNAUDITED)

Shares			Value

COMMON STOCK: 94.8%
		Australia: 26.0%
149,565		Australia & New Zealand Banking Group Ltd.	$3,554,299
144,785		BHP Billiton Ltd.	4,545,939
1,355,124		Boom Logistics Ltd.	2,953,986
780,000		Coates Hire Ltd.	3,478,793
82,610		Commonwealth Bank of Australia	3,728,854
1,804,170		Goodman Fielder Ltd.	3,839,339
831,999		GPT Group	3,259,021
308,020		Jubilee Mines NL	3,867,776
491,482		Lion Nathan Ltd.	3,688,241
46,930		Macquarie Bank Ltd.	2,803,277
2,439,603		Macquarie CountryWide Trust	4,153,505
980,302		Macquarie Media Group Ltd.	3,658,347
807,311		Mirvac Group	3,551,837
104,320		National Australia Bank Ltd.	3,417,519
1,355,124		Pacific Brands Ltd.	3,739,279
942,213		Perilya Ltd.	2,943,875
808,320		Qantas Airways Ltd.	3,693,157
3,020,938		SP Ausnet	3,295,582
144,245		St. George Bank Ltd.	4,050,676
608,178		Stockland	4,269,623
225,854		Suncorp-Metway Ltd.	3,716,750
1,396,421		Valad Property Group	2,252,650
161,522		Westpac Banking Corp.	3,598,277

			82,060,602

		China: 7.9%
1,470,000		Angang Steel Co., Ltd.	4,979,027
4,560,000		Anhui Expressway Co., Ltd.	3,865,534
3,668,000		China Petroleum & Chemical Corp.	4,039,893
3,450,000		Huaneng Power International, Inc.	3,985,501
2,870,000		PetroChina Co., Ltd.	4,195,880
1,742,500		Weiqiao Textile Co.	3,867,708

			24,933,543

		Hong Kong: 11.8%
441,000		ASM Pacific Technology	3,902,267
617,000		Bank of East Asia Ltd.	3,438,958
1,499,500		Boc Hong Kong Holdings Ltd.	3,604,308
260,800		Hang Seng Bank Ltd.	4,092,024
1,682,000		Industrial and Commercial Bank of China Asia Ltd.	4,031,955
1,758,000		NWS Holdings Ltd.	3,976,954
2,902,000		Pacific Basin Shipping Ltd.	5,206,679
18,524,000		Solomon Systech International Ltd.	1,545,194
5,172,000		TPV Technology Ltd.	3,244,711
1,364,500		Yue Yuen Industrial Holdings	4,116,946

			37,159,996

		India: 1.1%
163,700		Oil & Natural Gas Corp., Ltd.	3,447,402

			3,447,402

		Indonesia: 1.2%
5,578,500		Bank Rakyat Indonesia	3,712,855

			3,712,855

		Malaysia: 5.9%
2,683,800		Berjaya Sports Toto Bhd	3,836,955
360,600		British American Tobacco Malaysia Bhd	4,317,611
638,600		Digi.Com Bhd	3,706,781
1,012,900		Malayan Banking Bhd	3,387,734
1,211,200		Public Bank Bhd	3,266,383

			18,515,464

		New Zealand: 2.2%
1,359,202		Fisher & Paykel Appliances Holdings	3,519,105
1,099,190		Telecom Corp. of New Zealand Ltd.	3,315,519

			6,834,624

		Philippines: 2.5%
142,200		Globe Telecom, Inc.	4,202,234
67,720		Philippine Long Distance Telephone Co.	3,871,392

			8,073,626

		Singapore: 5.9%
6,405,000		Jurong Technologies Industrial Corp.	2,899,807
3,057,000		MobileOne Ltd.	4,229,120
4,598,000		Singapore Post Ltd.	3,749,276
1,258,000		Singapore Press Holdings Ltd.	3,586,813
2,178,080		Starhub Ltd.	4,314,356

			18,779,372

		South Korea: 13.5%
226,680		Daegu Bank	4,223,909
112,000		Daishin Securities Co., Ltd.	3,808,624
338,260		Halla Climate Control	3,815,750
188,500		Industrial Bank of Korea	4,115,768
42,000		Kookmin Bank	3,407,012
79,240		KT Corp.	3,759,099
52,000		KT&G Corp.	3,953,829
249,510		Pusan Bank	4,649,559
7,816		Samsung Electronics	3,668,587
48,000		S-Oil Corp.	3,868,972
122,420		Woori Investment & Securities	3,438,591

			42,709,700

		Taiwan: 15.5%
3,200,210		China Steel Corp.	4,351,187
2,143,900		Chunghwa Telecom Co., Ltd.	3,810,198
4,166,730		Compal Electronics	4,612,838
3,126,000		Far EasTone Telecommunications Co., Ltd.	3,766,084
295,100		High Tech Computer Corp.	4,008,917
5,412,750		Inventec Co., Ltd.	3,445,863
5,928,000		Mega Financial Holding Co., Ltd.	3,690,777
780,297		Novatek Microelectronics Corp., Ltd.	3,148,940
8,573,000		Sinopac Financial Holdings	4,066,211
1,992,000		Taiwan Semiconductor Manufacturing Co., Ltd.	3,782,053
3,399,000		Tung Ho Steel Enterprise Corp.	4,561,900
1,980,000	@	U-Ming Marine Transport Corp.	5,908,108

			49,153,076

		Thailand: 1.3%
2,024,100		Aromatics PCL	4,244,324

			4,244,324

		Total Common Stock (Cost $289,414,806)	299,624,584

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
ING ASIA PACIFIC HIGH DIVIDEND EQUITY INCOME FUND
AS OF AUGUST 31, 2007 (UNAUDITED) (CONTINUED)

Shares			Value

REAL ESTATE INVESTMENT TRUSTS: 0.4%
		Singapore: 0.4%
1,270,000	@	Ascendas India Trust	$1,191,393

		Total Real Estate Investment Trusts (Cost $1,002,610)	1,191,393

Total Investments in Securities (Cost $290,417,416)*	95.2%	$300,815,977
Other Assets and Liabilities-Net	4.8	15,287,324

Net Assets	100.0%	$316,103,301

@	Non-income producing security
*	Cost for federal income tax purposes is $290,417,422.
Net unrealized appreciation consists of:

Gross Unrealized Appreciation	$23,825,445
Gross Unrealized Depreciation	(13,426,890)

Net Unrealized Appreciation	$10,398,555

Percentage of
Industry	Net Assets

Agriculture	2.6%
Airlines	1.2
Apparel	1.3
Auto Parts & Equipment	1.2
Banks	20.3
Beverages	1.2
Chemicals	1.3
Commercial Services	3.3
Computers	4.8
Diversified	0.4
Diversified Financial Services	5.6
Electric	2.3
Electronics	0.9
Entertainment	1.2
Food	1.2
Holding Companies — Diversified	1.3
Home Furnishings	1.1
Household Products/Wares	1.2
Investment Companies	1.2
Iron/Steel	4.4
Media	1.1
Mining	3.6
Oil & Gas	4.9
Real Estate	5.5
Semiconductors	5.1
Telecommunications	11.1
Textiles	1.2
Transportation	4.7
Other Assets and Liabilities — Net	4.8

Net Assets	100.0%

Written Call Options

# of			Expiration	Strike		Premiums
Contracts	Counterparty	Description	Date	Price/Rate		Received	Value

4,600	Deutsche Bank, AG	Australia S&P/ASX 200 Index	09/05/07	6,444.5200	AUD	$508,406	$(31,095)
5,800	Deutsche Bank, AG	Hong Kong Hang Seng Index	09/05/07	23,383.4254	HKD	384,619	(557,378)
36,850,000	Citibank N.A., London	Korea KOSPI 200 Index	09/05/07	250.7325	KRW	275,186	(22,744)
47,300	Goldman Sachs	Taiwan TAIEX Index	09/05/07	9,466.3416	TWD	366,716	(2,847)

						$1,534,927	$(614,064)

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
ING ASIA PACIFIC HIGH DIVIDEND EQUITY
INCOME FUND
AS OF AUGUST 31, 2007 (UNAUDITED) (CONTINUED)

Supplemental Option Information

Supplemental Call Option Statistics as of August 31, 2007
% of Total Net Assets against which calls written	43%
Average Days to Expiration	5 days
Average Call Moneyness* at time written	ATM
Premium received for calls	$1,534,927
Value of calls	$(614,064)

*	“Moneyness” is the term used to describe the relationship between the price of the underlying asset and the option’s exercise or strike price. For example, a call (buy) option is considered “in-the-money” when the value of the underlying asset exceeds the strike price. Conversely, a put (sell) option is considered “in-the-money” when its strike price exceeds the value of the underlying asset. Options are characterized for the purpose of Moneyness as, “in-the-money” (“ITM”), “out-of-the-money” (“OTM”) or “at-the-money” (“ATM”), where the underlying asset value equals the strike price.

ADVISORY CONTRACT APPROVAL DISCUSSION (UNAUDITED)

Board Consideration and Approval of New Investment Management and Sub-Advisory Agreements

ING Asia Pacific High Dividend Equity Income Fund (“IAE” or the “Fund”) commenced operations in March 2007. In connection with its launch, IAE entered into advisory arrangements with ING Investments, LLC (the “Adviser” or “ING Investments”) and sub-advisory arrangements with ING Investment Management Asia/ Pacific (Hong Kong) Limited (“IIM Asia Pacific”) and ING Investment Management Advisors B.V. (“IIMA,” and together with IIM Asia Pacific, the “Sub-Advisers”). Section 15 of the Investment Company Act of 1940 (the “1940 Act”) mandates that IAE’s Board of Trustees (the “Board”), including a majority of the Trustees who have no direct or indirect interest in the Investment Management and Sub-Advisory Agreements governing IAE’s advisory and sub-advisory arrangements, and who are not “interested persons” of IAE, as such term is defined under the 1940 Act (the “Independent Trustees”), approve the new agreements for IAE prior to the commencement of its operations.

At a special meeting held on February 15, 2007 (the “Meeting”), the Board considered the approval of IAE’s Investment Management and Sub-Advisory Agreements. After its deliberations, the Board voted to approve these Agreements for initial terms that end on November 30, 2008. The Board’s determination took into account a number of factors that its members believed, in light of the legal advice furnished to them by Kirkpatrick & Lockhart Preston Gates Ellis LLP (“K&L Gates”), their independent legal counsel, and their own business judgment, to be relevant. Further, while IAE’s Investment Management Agreement and Sub-Advisory Agreement were considered at the same Board meeting, the Trustees considered IAE’s advisory and sub-advisory relationships separately.

Provided below is a discussion of certain factors the Board considered at the meeting in considering IAE’s advisory and sub-advisory arrangements. While the Board gave its attention to the information furnished, at its request, that was most relevant to its deliberations, discussed below are a number of the primary factors relevant to the Board’s consideration as to whether to approve the Investment Management and Sub-Advisory Agreements on behalf of IAE. Each Trustee may have accorded different weight to the various factors in reaching his or her conclusions with respect to these agreements.

Overview of the Contract Approval Process

The Board has established a process under which it reviews and analyzes information in connection with its evaluation and approval of new advisory and sub-advisory relationships. In accordance with this process, certain types of information are presented to the Board to inform its deliberations with respect to advisory and sub-advisory arrangements, in a specified format.

The type and format of the information provided to the Board or its counsel to inform the Board’s approval process has been codified in the “15(c) Methodology Guide” (the “Methodology Guide”) for the Funds in the ING Funds complex. The Methodology Guide was developed under the direction of the Independent Trustees, and sets out a written blueprint under which the Independent Trustees request certain information necessary to facilitate a thorough and informed review in connection with its advisory and sub-advisory agreement approval process. The Adviser or its affiliates who administer the Funds in the ING Funds complex (“Management”) provide Fund-specific information to the Independent Trustees based on the Methodology Guide through “Fund Analysis and Comparison Tables” (“FACT”) sheets prior to the Independent Trustees’ review of advisory and sub-advisory contracts for the Funds.

The Board employed its process for reviewing contracts when considering the approvals of the Investment Management and Sub-Advisory Agreements for IAE. A number of the Board’s primary considerations and conclusions resulting from this process are discussed below.

Nature, Extent and Quality of Service

In determining whether to approve the Investment Management and Sub-Advisory Agreements for IAE for their initial terms ending November 30, 2008, the Independent Trustees received and evaluated such information as they deemed necessary regarding the nature, extent and quality of services to be provided to IAE by ING Investments and the Sub-Advisers. This included information furnished for the Meeting, which was held specifically to consider, among other things, approval of IAE’s Investment Management and Sub-Advisory Agreements for initial periods ending November 30, 2008.

The materials requested by and provided to the Board and/or to K&L Gates prior to the meeting included the

ADVISORY CONTRACT APPROVAL DISCUSSION (UNAUDITED) (CONTINUED)

following items: (1) FACT sheets for IAE that provided information about the IAE’s proposed expenses and those of other, similarly managed funds in a comparable selected peer group (“Selected Peer Group”), as well as information about IAE’s proposed objectives and strategies; (2) responses from ING Investments and the Sub-Advisers to a detailed series of questions from K&L Gates; (3) copies of the forms of proposed Investment Management Agreement and Sub-Advisory Agreements; (4) a draft of a narrative summary addressing key factors the Board could consider in determining whether to approve the new Investment Management and Sub-Advisory Agreements; and (5) other information relevant to the Board’s evaluations.

In considering IAE’s Investment Management and Sub-Advisory Agreements, the Board took into account the extent of benefits to be provided to IAE’s shareholders, beyond advisory services, from being part of the ING family of Funds. The Board also considered reports from IAE’s Chief Compliance Officer (“CCO”) evaluating the regulatory compliance systems of ING Investments and the Sub-Advisers and procedures reasonably designed by them to assure compliance with the federal securities laws, including those related to late trading and market timing, best execution, fair value pricing, proxy voting procedures, and trade allocation, among others. In this regard, the Board took into account the policies and procedures developed by the CCO in consultation with the Board’s Compliance Committee that guide the CCO’s compliance oversight function.

The Board reviewed the level of staffing, quality and experience of IAE’s proposed portfolio management team. The Board took into account the respective resources and reputations of the Adviser and Sub-Advisers, and evaluated the ability of the Adviser and Sub-Advisers to attract and retain qualified investment advisory personnel. The Board also considered the adequacy of the resources to be committed to IAE by ING Investments and each of the Sub-Advisers, and whether those resources are commensurate with IAE’s needs and are appropriate to attempt to sustain expected levels of performance, compliance, and other needs.

Based on its deliberations and the materials presented, the Board concluded that the advisory, sub-advisory and related services to be provided by ING Investments and the Sub-Advisers would be appropriate in light of IAE’s anticipated operations, the competitive landscape of the investment company business, and investor needs, and that the nature and quality of the overall services provided by ING Investments and the Sub-Advisers would be appropriate.

Economies of Scale

In considering the reasonableness of advisory fees, the Board also considered whether economies of scale will be realized by the Adviser and the extent to which this is reflected in the level of management fee rates. In this regard, the Board took into consideration that IAE is a closed-end Fund that does not continuously offer new shares to the public. The Board also considered the fairness of the compensation under an Investment Management Agreement with a level fee rate that does not include breakpoints.

Fee Rates and Profitability

The Board reviewed and considered the proposed contractual advisory fee rate, combined with the administrative fee rate, payable by IAE to ING Investments. The Board also considered the proposed contractual sub-advisory fee rate payable by ING Investments to each Sub-Adviser for sub-advisory services.

The Board considered IAE’s proposed fee structure as it relates to the services to be provided under the Investment Management and Sub-Advisory Agreements, and the potential fall-out benefits to ING Investments and the Sub-Advisers, and their respective affiliates, from their association with IAE. The Board determined that the fees payable to each Sub-Adviser for its services to IAE are reasonable for such services, which were considered in light of the nature and quality of the services that each is expected to perform through the initial term ending November 30, 2008.

The Board considered information on estimated revenues, costs and profits for ING Investments projected for the first two years of IAE’s operations. In analyzing the projected profitability of ING Investments in connection with its services to IAE, the Board took into account the sub-advisory fee rate to be payable by ING Investments to each Sub-Adviser. The Board also considered information that it requested and was provided by Management with respect to the profitability of service providers affiliated with ING Investments.

ADVISORY CONTRACT APPROVAL DISCUSSION (UNAUDITED) (CONTINUED)

The Board determined that it had requested and received sufficient information to gain a reasonable understanding regarding ING Investments’ profitability. The Board also recognized that profitability analysis is not an exact science and there is no uniform methodology for determining profitability for this purpose. In this context, the Board realized that Management’s calculations regarding its costs incurred in establishing the infrastructure necessary for IAE’s operations may not be fully reflected in the expenses allocated to IAE in determining profitability, and that the information presented may not portray all of the costs borne by Management nor capture Management’s entrepreneurial risk associated with offering and managing a mutual fund complex in today’s regulatory environment.

Based on the information on revenues, costs, and ING Investments’ profitability considered by the Board, after considering the factors described in this section the Board concluded that the profits, if any, to be realized by ING Investments would not be excessive.

Other Factors Considered

The following paragraphs outline certain of the specific factors that the Board considered, and the conclusions reached, at the Meeting in relation to approving the Investment Management and Sub-Advisory Agreements for IAE’s initial term ending November 30, 2008. These specific factors are in addition to those considerations discussed above.

In determining whether to approve the Investment Management and Sub-Advisory Agreements, the Board received and evaluated such information as it deemed necessary for an informed determination of whether each contract, and the proposed policies and procedures for the Fund, should be approved. The materials provided to the Board in support of the Fund and its Investment Management and Sub-Advisory Agreements included the following: (1) a memorandum presenting Management’s rationale for requesting the launch of the Fund that discusses, among other things: (a) IIM Asia Pacific’s experience in managing investments in the Asia/ Pacific regions, and (b) IIMA’s expertise in managing options strategies; (2) information about the Fund’s proposed investment objective and strategies and anticipated portfolio characteristics; (3) FACT sheets for the Fund that compare its proposed fee structure to its Selected Peer Group and its Morningstar category median; (4) responses from ING Investments, IIM Asia Pacific and IIMA to questions posed by K&L Gates on behalf of the Independent Trustees; (5) supporting documentation, including copies of the forms of Investment Management and Sub-Advisory Agreements for the Fund; and (6) other information relevant to the Board’s evaluation. In addition, the Board considered the information provided periodically throughout the year in presentations to the Board by ING Investments in the context of ING Investments’ oversight of other sub-advisers managing Funds in the ING Funds complex, and by each of IIM Asia Pacific and IIMA in connection with its management of other Funds in the ING Funds complex.

In determining whether to approve the Investment Management and Sub-Advisory Agreements for the Fund, the Board considered a number of factors that its members believed, in light of the legal advice furnished to them by K&L Gates and their own business judgment, to be relevant. The Board, including a majority of the Independent Trustees, did not identify any single factor as all-important or controlling, and each member of the Board may have given different weight to different factors.

The Board’s consideration of whether to approve the Investment Management Agreement took into account factors that included the following: (1) the nature and quality of the services to be provided by ING Investments to IAE under the proposed Investment Management Agreement; (2) ING Investments’ experience as a manager-of-managers overseeing sub-advisers to other funds within the ING Funds complex, including other closed-end funds; (3) ING Investments’ strength and reputation within the industry; (4) the fairness of the compensation under the Investment Management Agreement in light of the services to be provided to the Fund and taking into account the sub-advisory fees payable by ING Investments to IIM Asia Pacific and IIMA; (5) the pricing structure (including the projected expenses to be borne by shareholders) of the Fund, as compared to other similarly-managed funds in IAE’s Selected Peer Group, including Management’s analysis that (a) the Fund’s proposed management fee (inclusive of the advisory fee and a 0.10% administration fee ) is above the average and median advisory fees of the funds in its Selected Peer Group, and (b) the projected expense ratio for the Fund is below the average and equal to the median expense ratios of the funds in IAE’s Selected Peer Group; (6) the projected

ADVISORY CONTRACT APPROVAL DISCUSSION (UNAUDITED) (CONTINUED)

profitability of ING Investments when sub-advisory fees payable by ING Investments to the Sub-Advisers are taken into account; (7) the personnel, operations, financial condition, and investment management capabilities, methodologies and resources of ING Investments, including its management team’s expertise in the management of other funds, including other closed-end funds; (8) ING Investments’ compliance capabilities, as demonstrated by, among other things, its policies and procedures adopted pursuant to Rule 206(4)-7 under the Investment Advisers Act of 1940, which had previously been approved by the Board in connection with their oversight of other funds in the ING Funds complex; (9) the information that had been provided by ING Investments at regular Board meetings, and in anticipation of the Meeting, with respect to its capabilities as a manager-of-managers; (10) “fall-out benefits” to ING Investments and its affiliates and benefits to the shareholders from the Fund’s relationship with ING Investments; and (11) ING Investments’ ability to negotiate an offering underwritten by a syndicate of well-known, successful financial service providers led by Citigroup.

In reviewing the proposed Sub-Advisory Agreements with the Sub-Advisers, the Board considered a number of factors, including, but not limited to, the following: (1) ING Investments’ view of each of IIM Asia and IIMA as sub-advisers to other funds in the ING Funds complex, including other successful closed-end funds; (2) each Sub-Adviser’s strength and reputation in the industry; (3) IIMA’s experience and skill in managing ING Global Equity Dividend and Premium Opportunity Fund, a closed-end fund within the ING Funds line-up that utilizes multi-country investment techniques and options strategies; (4) the information that had been provided by the Sub-Advisers in anticipation of the Meeting with respect to its sub-advisory services in general and its management of closed-end funds in particular; (5) the nature and quality of the services to be provided by each Sub-Adviser under the proposed Sub-Advisory Agreements; (6) the personnel, operations, financial condition, and investment management capabilities, methodologies and resources of each of the Sub-Advisers, including its management team’s expertise in the management of closed-end funds specializing in the types of equity investment and options strategies in which the Fund would engage; (7) the fairness of the compensation under the Sub-Advisory Agreements in light of the services to be provided by IIM Asia Pacific and IIMA, respectively, as the Fund’s Sub-Advisers; (8) the costs for the services to be provided by each Sub-Adviser; (9) each Sub-Adviser’s operations and compliance program, including its policies and procedures adopted pursuant to Rule 206(4)-7 under the Investment Advisers Act of 1940, which had previously been approved by the Board as part of its oversight of other funds in the ING Funds complex; (10) each Sub-Adviser’s financial condition; (11) the appropriateness of the selection of the Sub-Advisers in light of the Fund’s proposed investment objectives and prospective investor base; and (12) each Sub-Adviser’s Code of Ethics, which had previously been approved for other ING Funds, and related procedures for complying with that Code.

After its deliberation, the Board reached the following conclusions: (1) the Fund’s proposed management fee rate is reasonable in the context of all factors considered by the Board; (2) the Fund’s estimated expense ratio is reasonable in the context of all factors considered by the Board; (3) the sub-advisory fee rate payable by ING Investments to each Sub-Adviser is reasonable in the context of all factors considered by the Board; and (4) each of ING Investments, IIM Asia Pacific and IIMA maintains an appropriate compliance program, with this conclusion based upon the Board’s previous and ongoing review of their respective compliance programs. Based on these conclusions and other factors, the Board voted to approve the Investment Management and Sub-Advisory Agreements for ING Asia Pacific High Dividend Equity Income Fund. During their deliberations, different Board members may have given different weight to different individual factors and related conclusions.

ADDITIONAL INFORMATION (UNAUDITED)

During the period, there were no material changes in the Fund’s investment objective or policies that were not approved by the shareholders or the Fund’s charter or by-laws or in the principal risk factors associated with investment in the Fund. There have been no changes in the persons who are primarily responsible for the day-to-day management of the Fund’s portfolio.

Dividend Reinvestment Plan

Unless the registered owner of Common Shares elects to receive cash by contacting BNY (the “Plan Agent”), all dividends declared on Common Shares of the Fund will be automatically reinvested by the Plan Agent for shareholders in additional Common Shares of the Fund through the Fund’s Dividend Reinvestment Plan (the “Plan”). Shareholders who elect not to participate in the Plan will receive all dividends and other distributions in cash paid by check mailed directly to the shareholder of record (or, if the Common Shares are held in street or other nominee name, then to such nominee) by the Plan Agent. Participation in the Plan is completely voluntary and may be terminated or resumed at any time without penalty by notice if received and processed by the Plan Agent prior to the dividend record date; otherwise such termination or resumption will be effective with respect to any subsequently declared dividend or other distribution. Some brokers may automatically elect to receive cash on your behalf and may re-invest that cash in additional Common Shares of the Fund for you. If you wish for all dividends declared on your Common Shares of the Fund to be automatically reinvested pursuant to the Plan, please contact your broker.

The Plan Agent will open an account for each Common Shareholder under the Plan in the same name in which such Common Shareholder’s Common Shares are registered. Whenever the Fund declares a dividend or other distribution (together, a “Dividend”) payable in cash, non-participants in the Plan will receive cash and participants in the Plan will receive the equivalent in Common Shares. The Common Shares will be acquired by the Plan Agent for the participants’ accounts, depending upon the circumstances described below, either (i) through receipt of additional unissued but authorized Common Shares from the Fund (“Newly Issued Common Shares”) or (ii) by purchase of outstanding Common Shares on the open market (“Open-Market Purchases”) on the NYSE or elsewhere. Open-market purchases and sales are usually made through a broker affiliated with the Plan Agent.

If, on the payment date for any Dividend, the closing market price plus estimated brokerage commissions per Common Share is equal to or greater than the net asset value per Common Share, the Plan Agent will invest the Dividend amount in Newly Issued Common Shares on behalf of the participants. The number of Newly Issued Common Shares to be credited to each participant’s account will be determined by dividing the dollar amount of the Dividend by the net asset value per Common Share on the payment date; provided that, if the net asset value is less than or equal to 95% of the closing market value on the payment date, the dollar amount of the Dividend will be divided by 95% of the closing market price per Common Share on the payment date. If, on the payment date for any Dividend, the net asset value per Common Share is greater than the closing market value plus estimated brokerage commissions, the Plan Agent will invest the Dividend amount in Common Shares acquired on behalf of the participants in Open-Market Purchases. In the event of a market discount on the payment date for any Dividend, the Plan Agent will have until the last business day before the next date on which the Common Shares trade on an “ex-dividend” basis or 30 days after the payment date for such Dividend, whichever is sooner (the “Last Purchase Date”), to invest the Dividend amount in Common Shares acquired in Open-Market Purchases.

It is contemplated that the Fund will pay quarterly income Dividends. Therefore, the period during which Open-Market Purchases can be made will exist only from the payment date of each Dividend through the date before the next “ex-dividend” date, which typically will be approximately ten days.

If, before the Plan Agent has completed its Open-Market Purchases, the market price per common share exceeds the net asset value per Common Share, the average per Common Share purchase price paid by the Plan Administrator may exceed the net asset value of the Common Shares, resulting in the acquisition of fewer Common Shares than if the Dividend had been paid in Newly Issued Common Shares on the Dividend payment date. Because of the foregoing difficulty with respect to Open-Market Purchases, the Plan provides that if the Plan Agent is unable to invest the full Dividend amount in Open-Market Purchases during the purchase period or if the market discount shifts to a market premium during the purchase period, the Plan Agent will cease making Open-

ADDITIONAL INFORMATION (UNAUDITED) (CONTINUED)

Market Purchases and will invest the un-invested portion of the Dividend amount in Newly Issued Common Shares at the net asset value per common share at the close of business on the Last Purchase Date provided that, if the net asset value is less than or equal to 95% of the then current market price per Common Share, the dollar amount of the Dividend will be divided by 95% of the market price on the payment date.

The Plan Agent maintains all shareholders’ accounts in the Plan and furnishes written confirmation of all transactions in the accounts, including information needed by shareholders for tax records. Common Shares in the account of each Plan participant will be held by the Plan Agent on behalf of the Plan participant, and each shareholder proxy will include those shares purchased or received pursuant to the Plan. The Plan Agent will forward all proxy solicitation materials to participants and vote proxies for shares held under the Plan in accordance with the instructions of the participants.

In the case of shareholders such as banks, brokers or nominees which hold shares for others who are the beneficial owners, the Plan Agent will administer the Plan on the basis of the number of Common Shares certified from time to time by the record shareholder’s name and held for the account of beneficial owners who participate in the Plan.

There will be no brokerage charges with respect to Common Shares issued directly by the Fund. However, each participant will pay a pro rata share of brokerage commissions incurred in connection with Open-Market Purchases. The automatic reinvestment of Dividends will not relieve participants of any federal, state or local income tax that may be payable (or required to be withheld) on such Dividends. Participants that request a partial or full sale of shares through the Plan Agent are subject to a $15.00 sales fee and a $0.10 per share brokerage commission on purchases or sales, and may be subject to certain other service charges.

The Fund reserves the right to amend or terminate the Plan. There is no direct service charge to participants with regard to purchases in the Plan; however, the Fund reserves the right to amend the Plan to include a service charge payable by the participants.

All questions concerning the Plan should be directed to the Fund’s Shareholder Service Department at 1 (800) 992-0180.

KEY FINANCIAL DATES — CALENDAR 2007 DIVIDENDS:

DECLARATION DATE	EX-DIVIDEND DATE	PAYABLE DATE

May 29	June 13	June 28
September 21	October 1	October 15
December 21	December 31	January 15

Record date will be two business days after each Ex-Dividend Date. These dates are subject to change.

Stock Data

The Fund’s common shares are traded on the NYSE (Symbol: IAE).

Repurchase of Securities by Closed-End Companies

In accordance with Section 23(c) of the 1940 Act, and Rule 23c-1 under the 1940 Act the Fund may from time to time purchase shares of beneficial interest of the Fund in the open market, in privately negotiated transactions and/or purchase shares to correct erroneous transactions.

Number of Shareholders

The approximate number of record holders of Common Stock as of August 31, 2007 was 13,640, which does not include beneficial owners of shares held in the name of brokers of other nominees.

Certifications

In accordance with Section 303A.12 (a) of the New York Stock Exchange Listed Company Manual, the Fund’s CEO submitted the Annual CEO Certification on August 3, 2007 certifying that he was not aware, as of that date, of any violation by the Fund of the NYSE’s Corporate governance listing standards. In addition, as required by Section 302 of the Sarbanes-Oxley Act of 2002 and related SEC rules, the Fund’s principal executive and financial officers have made quarterly certifications, included in filings with the SEC on Forms N-CSR and N-Q, relating to, among other things, the Fund’s disclosure controls and procedures and internal controls over financial reporting.

Investment Adviser
ING Investments, LLC
7337 East Doubletree Ranch Road
Scottsdale, Arizona 85258

Administrator

ING Funds Services, LLC
7337 East Doubletree Ranch Road
Scottsdale, Arizona 85258

Transfer Agent

The Bank of New York Mellon Corporation
101 Barclay Street (11E)
New York, New York 10286

Custodian

The Bank of New York Mellon Corporation
One Wall Street
New York, New York 10286

Legal Counsel

Dechert LLP
1775 I Street, N.W.
Washington, D.C. 20006

Toll-Free Shareholder Information

Call us from 9:00 a.m. to 7:00 p.m. Eastern time on any business day for account or other information, at (800) 992-0180

PRSAR-UIAE (0807-101907)

Item 2.  Code of Ethics.

Not required for semi-annual filing.

Item 3.  Audit Committee Financial Expert.

Not required for semi-annual filing.

Item 4.  Principal Accountant Fees and Services.

Not required for semi-annual filing.

Item 5.  Audit Committee Of Listed Registrants.

Not required for semi-annual filing.

Item 6.  Schedule of Investments.

Schedule is included as part of the report to shareholders filed under Item 1 of this Form.

Item 7.  Disclosure of Proxy Voting Policies and Procedures for Closed-end Management Investment Companies.

Not applicable.

Item 8.  Portfolio Managers of Closed-end Management Investment Companies.

Not applicable.

Item 9.  Purchases of Equity Securities by Closed-end Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10.  Submission of Matters to a Vote of Security Holders.

The Board has a Nominating Committee for the purpose of considering and presenting to the Board candidates it proposes for nomination to fill Independent Trustee vacancies on the Board. The Committee currently consists of all Independent Trustees of the Board. (6 individuals). The Nominating Committee operates pursuant to a Charter approved by the Board. The primary purpose of the Nominating Committee is to consider and present to the Board the candidates it proposes for nomination to fill vacancies on the Board. In evaluating candidates, the Nominating Committee may consider a variety of factors, but it has not at this time set any specific minium qualifications that must be met. Specific qualifications of candidates for Board membership will be based on the needs of the Board at the time of nomination.

The Nominating Committee is willing to consider nominations received from shareholders and shall assess shareholder nominees in the same manner as it reviews its own nominees. A shareholder nominee for director should be submitted in writing to the Fund’s Secretary. Any such shareholder nomination should include at a minimum the following information as to each individual proposed for nomination as trustee: such individual’s written consent to be named in the proxy statement as a nominee (if nominated) and to serve as a trustee (if elected), and all information relating to such individual that is required to be disclosed in the solicitation of proxies for election of trustees, or is otherwise required, in each case under applicable federal securities laws, rules and regulations.

The secretary shall submit all nominations received in a timely manner to the Nominating Committee. To be timely, any such submission must be delivered to the Fund’s Secretary not earlier than the 90th day prior to such meeting and not later than the close of business on the later of the 60th day prior to such meeting or the 10th day following the day on which public announcement of the date of the meeting is first made, by either disclosure in a press release or in a document publicly filed by the Fund with the Securities and Exchange Commission.

Item 11. Controls and Procedures.

(a)	Based on our evaluation conducted within 90 days of the filing date, hereof, the design and operation of the registrant’s disclosure controls and procedures are effective to ensure that material information relating to the registrant is made known to the certifying officers by others within the appropriate entities, particularly during the period in which Forms N-CSR are being prepared, and the registrant’s disclosure controls and procedures allow timely preparation and review of the information for the registrant’s Form N-CSR and the officer certifications of such Form N-CSR.

(b)	There were no significant changes in the registrant’s internal controls that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1)	The Code of Ethics is not required for the semi-annual filing.

(a)(2)	A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2 under the Act (17 CFR 270.30a-2) is attached hereto as EX-99.CERT.

(a)(3)	Not required for semi-annual filing.

(b)	The officer certifications required by Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto as EX-99.906CERT.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.
(Registrant): ING Asia Pacific High Dividend Equity Income Fund

By	/s/ Shaun P. Mathews Shaun P. Mathews
President and Chief Executive Officer
Date: November 2, 2007
Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By	/s/ Shaun P. Mathews Shaun P. Mathews
President and Chief Executive Officer
Date: November 2, 2007

By	/s/ Todd Modic Todd Modic
Senior Vice President and Chief Financial Officer
Date: November 2, 2007

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